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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2003



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                    001-15181                04-3363001
(State or other jurisdiction of   (Commission File          (I.R.S. Employer
incorporation or organization)        Number)              Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c) Exhibits

           99.1     Press Release dated July 17, 2003 (Q2 Financial Results)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

     On July 17, 2003 we announced consolidated financial results for the quarter ended June 29, 2003. The press release announcing the results is filed as an exhibit to, and incorporated by reference in, this report.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fairchild Semiconductor International, Inc.

         Date: July 17, 2003                /s/ Robin A. Sawyer
                                            -----------------------
                                            Robin A. Sawyer
                                            Vice President, Corporate Controller
                                            (Principal Accounting Officer and
                                            Duly Authorized Officer)